UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

 Pursuant to Section 13 or 15(d) of the

 Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 29, 2018

NEVADA GOLD & CASINOS, INC.

(Exact name of registrant as specified in its charter)

Nevada	1-15517	88-0142032
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

133 E. Warm Springs Road, Ste. 102 Las Vegas, Nevada	89119
(Address of principal executive offices)	(Zip Code)

(702) 685-1000

Registrant’s telephone number, including area code

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement.

Securities Purchase Agreement

As previously announced, on September 18, 2018, Nevada Gold & Casinos, Inc., a Nevada corporation (the “Company”), entered into an Agreement and Plan of Merger with Maverick Casinos LLC, a Nevada limited liability company (“Parent”), and Maverick Casinos Merger Sub, Inc., a Nevada corporation and a wholly-owned subsidiary of Parent (the “Merger Sub”), dated as of that date (the “Merger Agreement”). Upon the terms and subject to the conditions set forth in the Merger Agreement, Merger Sub will be merged (the “Merger”) with and into the Company, as a result of which the Company will continue as the surviving corporation and a wholly-owned subsidiary of Parent.

On November 29, 2018, in order to facilitate and avoid delays associated with obtaining the approvals of the Washington State Gambling Commission required in order to consummate the Merger, the Company entered into a Securities Purchase Agreement dated as of that date (the “Securities Purchase Agreement”) with Parent. Pursuant to the Securities Purchase Agreement, on November 29, 2018, the Company issued and sold to Parent 890,390 shares of its common stock, par value $0.12 per share (the “Shares”), representing 5.0% of the outstanding shares of common stock of the Company (based on the number of outstanding shares of common stock of the Company on November 29, 2018, after giving effect to the issuance and sale of the Shares), in a private placement, for $2.42 per share, the closing market price for shares of the Company’s common stock on the last trading day prior to the issuance and sale of the Shares to Parent (and for an aggregate purchase price of $2,154,743.80 (the “Purchase Price”)).

Pursuant to the terms of the Securities Purchase Agreement, Parent has agreed not to sell, assign, dispose of, exchange, pledge, encumber, or otherwise transfer any of the Shares, or any interest therein, except to the Company as described below, and with respect to all matters presented to the Company’s stockholders, Parent has agreed to vote all of the Shares held by Parent in the same manner and in the same proportion (rounded to the nearest whole share) as shares of common stock of the Company that are not held by Parent are voted. The Securities Purchase Agreement also contains representations, warranties, and other provisions customary for transactions of this nature.

A portion of the Purchase Price for the Shares was funded by the release of all funds held in escrow ($2,001,085.03) pursuant to the Escrow Agreement dated as of September 18, 2018 (the “Initial Escrow Agreement”), by and among the Company, Parent, and Fidelity National Title Agency of Nevada, Inc., a Nevada corporation dba Fidelity National Title Group, as escrow agent, which was entered into in connection with the Merger Agreement, to secure Parent’s obligation to pay a termination fee of $2 million (the “Parent Termination Fee”) to the Company if the Merger Agreement is terminated under certain circumstances prior to the consummation of the Merger. The remaining portion of the Purchase Price ($153,658.77) was paid in cash by Parent (the “Cash Payment”).

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All of the Shares acquired by Parent pursuant to the Securities Purchase Agreement were deposited with Mutual of Omaha Bank (the “Escrow Agent”) into a segregated escrow account, to be held, released, and disposed of by the Escrow Agent pursuant to the Securities Escrow Agreement (as defined below), to secure Parent’s obligations to pay the Parent Termination Fee to the Company if the Merger Agreement is terminated under certain circumstances prior to the consummation of the Merger. Such obligation was formerly secured by the funds held in escrow under the Initial Escrow Agreement that were used to pay portion of the Purchase Price for the Shares as described above.

If the Merger is consummated, the Shares will be released to Parent and, like any other shares of the Company’s common stock owned by Parent, will be cancelled and will cease to exist, without any conversion thereof, and no payment or distribution will be made with respect thereto pursuant to the Merger Agreement. In the event that the Merger Agreement is terminated prior to the consummation of the Merger under circumstances in which Parent is required to pay the Parent Termination Fee to the Company, as promptly as practicable (and in any event within two business days) following the date giving rise to the obligation of Parent to pay such fee, (i) Parent will forfeit all of the Shares and they will be released from escrow and delivered to the Company in satisfaction of such fee, and (ii) the Company will pay to Parent an amount equal to the Cash Payment. In the event the Merger Agreement is terminated prior to the consummation of the Merger under circumstances in which Parent is not required to pay the Parent Termination Fee to the Company, as promptly as practicable (and in any event within two business days) following such termination of the Merger Agreement, the Company will be required to purchase all of the Shares from Parent for an amount equal to the Purchase Price and the Shares will be released from escrow and delivered to the Company.

The Shares were issued and sold by the Company in a private placement exempt from the registration requirements of the Securities Act of 1933, as amended (the “Securities Act”), in reliance on Section 4(a)(2) of the Securities Act and/or Rule 506 of Regulation D promulgated by the United States Securities and Exchange Commission (the “SEC”) under the Securities Act. Accordingly, the Shares are subject to certain restrictions and may not be offered or sold in the United States absent registration or an applicable exemption from the registration requirements of the Securities Act and other applicable securities laws.

Amendment No. 1 to Merger Agreement

In connection with the Securities Purchase Agreement, on November 29, 2018, the Company entered into Amendment No. 1 to Agreement and Plan of Merger dated as of that date (“Amendment No. 1 to the Merger Agreement”), with Parent, and Merger Sub.

Amendment No. 1 to the Merger Agreement amended certain representations, warranties, and covenants set forth in the Merger Agreement so as to permit the Company to enter into the Securities Purchase Agreement and consummate the transactions contemplated thereby, including the issuance and sale of the Shares to Parent, without triggering any violation or breach of such representations, warranties, and covenants.

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Amendment No. 1 to the Merger Agreement also modified the Merger Agreement to conform with the provisions of the Securities Purchase Agreement related to the disposition of the Shares in the event that the Merger Agreement is terminated prior to the consummation of the Merger and provide that (i) if following any such termination Parent is required to pay the Parent Termination Fee pursuant to the terms of the Merger Agreement, Parent will forfeit to the Company all of the Shares and they will be released from escrow and delivered to the Company in satisfaction of the Parent Termination Fee, and the Company will pay to Parent an amount equal to the Cash Payment, and (ii) in all other cases, if the Merger Agreement is terminated prior to the consummation of the Merger, the Company will be required to purchase from Parent all of the Shares for an amount equal to the Purchase Price and the Shares will be released from escrow and delivered to the Company.

Escrow Agreement

Also on November 29, 2018, in connection with the Securities Purchase Agreement and Amendment No. 1 to the Merger Agreement, the Company entered into an Escrow Agreement dated as of that date (the “Securities Escrow Agreement”), with Parent and the Escrow Agent.

Pursuant to the terms of the Securities Escrow Agreement, the Escrow Agent agreed to establish the escrow account into which the Shares were deposited and to hold, release, and dispose of the Shares in accordance with the provisions of the Securities Purchase Agreement and the Merger Agreement, as amended by Amendment No. 1 to the Merger Agreement, described above. The Securities Escrow Agreement contains customary representations, warranties and covenants from the Company, Parent, and the Escrow Agent, including customary indemnification obligations of the Company and Parent in favor of the Escrow Agent.

Transaction Documents

The foregoing summaries of Amendment No. 1 to the Merger Agreement, the Securities Purchase Agreement, the Securities Escrow Agreement, and the transactions contemplated thereby do not purport to be complete and are subject to, and qualified in their entirety by, the full text of (i) Amendment No. 1 to the Merger Agreement, a copy of which is attached as Exhibit 2.1 to this report and is incorporated herein by reference, (ii) the Merger Agreement, which is incorporated by reference to Exhibit 2.1 to the Company’s Current Report on Form 8-K filed on September 18, 2018, (iii) the Securities Purchase Agreement, a copy of which is attached as Exhibit 10.1 to this report and is incorporated herein by reference, and (iv) the Securities Escrow Agreement, a copy of which is attached as Exhibit 10.2 to this report and is incorporated herein by reference.

Amendment No. 1 to the Merger Agreement, the Merger Agreement, the Securities Purchase Agreement, and the Securities Escrow Agreement have been included to provide investors with information regarding their respective terms. They are not intended to provide any other factual information about the Company, Parent, Merger Sub, or their respective subsidiaries or affiliates. The representations, warranties, and covenants contained in each of the Merger Agreement, the Securities Purchase Agreement, and the Securities Escrow Agreement were made only for the purposes of such agreement and as of the specific dates therein, were solely for the benefit of the parties to such agreement, and may be subject to limitations agreed upon by such parties, including, in the case of the Merger Agreement, being qualified by information in confidential disclosure schedules that the parties to the Merger Agreement have exchanged in connection with signing the Merger Agreement, and were made for the purposes of allocating contractual risk among the parties to such agreement instead of establishing these matters as facts, and may be subject to standards of materiality applicable to the contracting parties that differ from those applicable to investors. Investors are not third-party beneficiaries of the Merger Agreement, the Securities Purchase Agreement, or the Securities Escrow Agreement and should not rely on the representations, warranties, or covenants or any description thereof as characterizations of the actual state of facts of conditions of the parties thereto or any of their respective subsidiaries or affiliates at the time they were made or otherwise. Moreover, information concerning the subject matter of the representations and warranties may change after the date of the Merger Agreement, the Securities Purchase Agreement, or the Securities Escrow Agreement, as applicable, which subsequent information may or may not be fully reflected in the Company’s public disclosures.

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Item 3.02 Unregistered Sales of Equity Securities.

The information contained in Item 1.01 of this report in relation to the Shares is hereby incorporated herein by reference.

Forward Looking Statements

This report contains forward-looking statements, which are made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. These forward-looking statements generally can be identified by use of statements that include, but are not limited to, phrases such as “anticipate,” “believe,” “expect,” “future,” “intend,” “plan,” and similar expressions to identify forward-looking statements. Forward-looking statements include, without limitation, the satisfaction of the conditions to completion the Merger in the anticipated timeframe or at all, the financing of the Merger, risks related to the financing of the Merger, the effect of the announcement of the transactions on the ability of the Company to retain and hire key personnel and maintain relationships with its customers, suppliers, partners, and others with whom it does business, or on its operating results and businesses generally, and the Company’s ability to increase income streams, to grow revenue and earnings, and to obtain additional gaming and other projects. These statements are only predictions and are subject to certain risks, uncertainties, and assumptions, which include, but are not limited to, those identified and described in the Company’s public filings with the SEC. You are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date hereof. The Company does not undertake any obligation to update any forward-looking statements as a result of new information, future developments, or otherwise, except as expressly required by law.

Additional Information and Where to Find It

In connection with the proposed Merger, the Company plans to file relevant materials with the SEC, including a proxy statement. Promptly after filing its definitive proxy statement with the SEC, the Company will mail the definitive proxy statement to each stockholder entitled to vote at the special meeting relating to the proposed Merger. STOCKHOLDERS ARE URGED TO CAREFULLY READ THE PROXY STATEMENT (INCLUDING ANY AMENDMENTS OR SUPPLEMENTS THERETO AND ANY DOCUMENTS INCORPORATED BY REFERENCE THEREIN) AND ANY OTHER RELEVANT DOCUMENTS IN CONNECTION WITH THE PROPOSED MERGER THAT THE COMPANY WILL FILE WITH THE SEC WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED MERGER AND THE PARTIES THERETO. The definitive proxy statement, the preliminary proxy statement, and other relevant materials in connection with the proposed Merger (when they become available) and any other documents filed by the Company with the SEC, may be obtained free of charge at the SEC’s website (www.sec.gov) or, without charge, from the Company by mail or online from the Company’s website at www.nevadagold.com.

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Participants in the Solicitation

The Company and its directors and executive officers may be deemed to be participants in the solicitation of proxies from the Company stockholders with respect to the proposed Merger. Information about the directors and executive officers of the Company is set forth in the Company’s Annual Report on Form 10-K for the year ended April 30, 2018, filed with the SEC on July 26, 2018. Other information regarding the participants in the proxy solicitation and a description of their direct and indirect interests, by security holdings or otherwise, will be contained in the proxy statement and other relevant materials to be filed with the SEC in respect of the proposed Merger.

Item 9.01 Financial Statements and Exhibits.

(d)       Exhibits.

Exhibit No.	Description

2.1	Amendment No. 1 to Agreement and Plan of Merger dated as of November 29, 2018, by and among Nevada Gold & Casinos, Inc., Maverick Casinos LLC, and Maverick Casinos Merger Sub, Inc.

10.1	Securities Purchase Agreement dated as of November 29, 2018, by and between Nevada Gold & Casinos, Inc. and Maverick Casinos LLC.

10.2	Escrow Agreement dated as of November 29, 2018, by and among Nevada Gold & Casinos, Inc., Maverick Casinos LLC, and Mutual of Omaha Bank.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: November 29, 2018

NEVADA GOLD & CASINOS, INC.

By:	/s/ Michael P. Shaunnessy
Name: Michael P. Shaunnessy
Title: President and Chief Executive Officer

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EXHIBIT INDEX

Exhibit
Number	Description

2.1	Amendment No. 1 to Agreement and Plan of Merger dated as of November 29, 2018, among Nevada Gold & Casinos, Inc., Maverick Casinos LLC, and Maverick Casinos Merger Sub, Inc.

10.1	Securities Purchase Agreement dated as of November 29, 2018, by and among Nevada Gold & Casinos, Inc. and Maverick Casinos LLC.

10.2	Escrow Agreement dated as of November 29, 2018, by and among Nevada Gold & Casinos, Inc., Maverick Casinos LLC, and Mutual of Omaha Bank.

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